First Amendment
                             Dated as of March 25, 1999
                                         to
                  Amended and Restated Receivables Loan Agreement
                Amended and Restated Receivables Purchase Agreement
                    Amended and Restated Subordination Agreement
                       Amended and Restated Limited Guaranty
                                        and
            Second Amendment to Amended and Restated Indemnity Agreement
                         Each Dated as of December 23, 1998

     This Amendment (the "Amendment"), dated as of March 25, 1999, is entered into among BWA Receivables Corporation (the "Borrower"), Borg-Warner Automotive, Inc. ("BWAI" and in its capacity as Collection Agent, the "Collection Agent"), Borg-Warner Automotive Diversified Transmission Products Corporation ("DTP"), Borg-Warner Automotive Air/Fluid Systems Corporation ("AFS"), Borg-Warner Automotive Morse TEC Corporation ("TEC"), Borg-Warner Automotive Automatic Transmission Systems Corporation ("ATS"), Borg-Warner Automotive Powertrain Systems Corporation ("PTS"), Borg-Warner Automotive Turbo Systems Corporation ("Turbo"), Borg-Warner Automotive Fuel Systems Corporation ("Fuel"; Turbo and Fuel at times being hereinafter referred to individually as a "New Originator" and collectively as the "New Originators"), Windmill Funding Corporation, a Delaware corporation ("Windmill"), ABN AMRO Bank N.V., as Windmill's program letter of credit provider (the "Program LOC Provider"), the Bank listed on the signature page hereof (the "Bank") and ABN AMRO Bank N.V., as agent for Windmill, the Program LOC Provider and the Banks (the "Agent").

     Reference is hereby made to (i) that certain Amended and Restated Receivables Loan Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Loan Agreement"), among the Borrower, the Collection Agent, Windmill, the Program LOC Provider, the Bank and the Agent, (ii) that certain Amended and Restated Receivables Purchase Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Purchase Agreement"), among DTP, AFS, TEC, ATS, PTS and the Borrower, (iii) that certain Amended and Restated Indemnity Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Indemnity Agreement"), among DTP, AFS, TEC, ATS, PTS and the Agent, (iv) that certain Amended and Restated Limited Guaranty, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Guaranty"), by BWAI, DTP, AFS, TEC, ATS and PTS in favor of the Borrower and
(v) that certain Amended and Restated Subordination Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Subordination Agreement"), among DTP, AFS, TEC, ATS, PTS, the Borrower and Agent (each of the Loan Agreement, Purchase Agreement, Indemnity Agreement, Guaranty and Subordination Agreement being referred to herein individually as an "Amended Agreement" and collectively as the "Amended Agreements"). Terms used herein and not otherwise defined herein which are defined in each Amended Agreement or the other Transaction Documents (as defined in the Loan Agreement) shall have the same meaning herein as defined therein.

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Amendments to Loan Agreement. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 6, upon execution by the parties hereto in the space provided for that purpose below, the Loan Agreement shall be, and it hereby is, amended as follows:

     (a) The defined term "Aggregate Bank Commitment" appearing in Section 1.1 of the Loan Agreement is amended in its entirety to be and to read as follows:
"Aggregate Bank Commitment" shall mean an amount equal to One Hundred Thirty Seven Million Seven Hundred Thousand Dollars ($137,700,000), as such amount may be reduced pursuant to Section 2.6.

     (b) The defined term "Approved Obligor" appearing in Section 1.1 of the Loan Agreement is amended in its entirety to be and to read as follows:
"Approved Obligor" shall mean each of Ford Motor Company, General Motors Corporation, Daimler Chrysler Corporation, New Venture Gear, Caterpillar Corporation, Freightliner Corporation and the wholly-owned Subsidiaries of each of the foregoing.

     (c) The defined term "Approved Obligor Limit" appearing in Section 1.1 of the Loan Agreement is amended in its entirety to be and to read as follows:
"Approved Obligor Limit" shall mean, (a) with respect to Ford Motor Company, $72,000,000, (b) with respect to General Motors Corporation, $40,000,000,
(c) with respect to Daimler Chrysler Corporation, $42,000,000, (d) with respect to New Venture Gear, $10,000,000, (e) with respect to Caterpillar Corporation, $7,000,000 and (f) with respect to Freightliner Corporation, $7,000,000; provided, however, that the Agent may designate a lesser amount as the Approved Obligor Limit for any Approved Obligor, upon the request of any Bank or the Program LOC Provider following the occurrence of a Downgrading Event with respect to such Approved Obligor or any Subsidiary of such Approved Obligor.

     (d) The defined term "Aggregate Commitment" appearing in Section 1.1 of the Loan Agreement is amended in its entirety to be and to read as follows:
"Aggregate Commitment" shall mean One Hundred Fifty Three Million Dollars ($153,000,000), as such amount may be reduced pursuant to Section 2.6.

     (e) The defined term "Loan Limit" appearing in Section 1.1 of the Loan Agreement is amended in its entirety to be and to read as follows:
"Loan Limit" means One Hundred Fifty Million Dollars $150,000,000).

     (f) The defined term "Originator" appearing in Section 1.1 of the Loan Agreement is amended in its entirety to be and to read as follows:
"Originator" shall mean each of the following Delaware corporations: Borg-Warner Automotive Diversified Transmission Products Corporation; Borg-Warner Automotive Air/Fluid Systems Corporation; Borg-Warner Automotive Morse TEC Corporation; Borg-Warner Automotive Automatic Transmission Systems Corporation; and Borg-Warner Automotive Powertrain Systems Corporation, Borg-Warner Automotive Turbo Systems Corporation and Borg-Warner Automotive Fuel Systems Corporation.

(g) The defined term "Program LOC Provider Commitment" appearing in Section 1.1 of the Loan Agreement is amended in its entirety to be and to read as follows:
"Program LOC Provider Commitment" shall mean Fifteen Million Three Hundred Thousand Dollars ($15,300,000), as such amount may be reduced pursuant to
Section 2.6.

(h) Exhibit C, Exhibit G, Exhibit H and Schedule I to the Loan Agreement are each amended in their entirety to be and to read as set forth on Annex I hereto.

Section 2. Amendments to Purchase Agreement. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 6, upon execution by the parties hereto in the space provided for that purpose below, the Purchase Agreement shall be, and it hereby is, amended as follows:

(a) The cover page of the Purchase Agreement shall be deemed amended so as to include Turbo and Fuel as one of the parties to the Purchase Agreement.

(b) The first paragraph of the Purchase Agreement is amended in its entirety to be and to read as follows:

Amended and Restated Receivables Purchase Agreement (this "Agreement"), dated as of December 23, 1998, by and among Borg-Warner Automotive Diversified Transmission Products Corporation ("DTP"), Borg-Warner Automotive Air/Fluid Systems Corporation ("AFS"), Borg-Warner Automotive Morse TEC Corporation ("TEC"), Borg-Warner Automotive Automatic Transmission Systems Corporation ("ATS"), Borg-Warner Automotive Powertrain Systems Corporation ("PTS"), Borg-Warner Automotive Turbo Systems Corporation ("Turbo") and Borg-Warner Automotive Fuel Systems Corporation ("Fuel" and collectively with DTP, AFS, TEC, PTS, ATS and Turbo, the "Sellers") and BWA Receivables Corporation (the "Purchaser")."

(c) Exhibit D and Exhibit E to the Purchase Agreement are each amended in their entirety to be and to read as set forth on Annex II hereto.

Section 3. Amendment to Indemnity Agreement. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 6, upon execution by the parties hereto in the space provided for that purpose below, the Indemnity Agreement shall be and it hereby is amended by amending in its entirety the first paragraph of the Indemnity Agreement to be and to read as follows:

" Amended and Restated Indemnity Agreement (this "Indemnity Agreement"), dated as of December 23, 1998, made by and among Borg-Warner Automotive, Inc., Borg-Warner Automotive Diversified Transmission Products Corporation, Borg-Warner Automotive Air/Fluid Systems Corporation, Borg-Warner Automotive Morse TEC Corporation, Borg-Warner Automotive Automatic Transmission Systems Corporation, Borg-Warner Automotive Powertrain Systems Corporation, Borg-Warner Automotive Turbo Systems Corporation and Borg-Warner Automotive Fuel Systems Corporation (collectively, the "Indemnifiers") and the Agent (as defined below) for the benefit of the Beneficiaries (as defined below)."

Section 4. Amendment to Guaranty. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in
Section 6, upon execution of the parties hereto in the space provided for that purpose below, the Guaranty shall be, and it hereby is, amended by amending in its entirety the first paragraph of the Guaranty to be and to read as follows:

"Amended and Restated Limited Guaranty (this "Guaranty"), dated as of
December 23, 1998, made by Borg-Warner Automotive, Inc. ("BWAI"), Borg-Warner Automotive Diversified Transmission Products Corporation ("DTP"), Borg-Warner Automotive Air/Fluid Systems Corporation ("AFS"), Borg-Warner Automotive Morse TEC Corporation ("TEC"), Borg-Warner Automotive Automatic Transmission Systems Corporation ("ATS"), Borg-Warner Automotive Powertrain Systems Corporation ("PTS"), Borg-Warner Automotive Turbo Systems Corporation ("Turbo") and Borg-Warner Automotive Fuel Systems Corporation ("Fuel" and collectively with DTP, AFS, TEC, ATS and Turbo, the "Originators" and collectively with BWAI, DTP, AFS, TEC, ATS and Turbo, the "Guarantors"), in favor of BWA Receivables Corporation (the "Beneficiary")."

Section 5. Amendment to Subordination Agreement. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 6, upon execution by the parties hereto in the space provided for that purpose below, the Subordination Agreement shall be, and it hereby is, amended by amending in its entirety the first paragraph of the Subordination Agreement to be and to read as follows:

"Amended and Restated Subordination Agreement (this "Subordination Agreement"), dated as of December 23, 1998, by and among Borg-Warner Automotive, Inc. ("BWAC"), Borg-Warner Automotive Air/Fluid Systems Corporation ("AFS"), Borg-Warner Automotive Morse TEC Corporation ("TEC"), Borg-Warner Automotive Automatic Transmission Systems Corporation ("ATS"), Borg-Warner Automotive Powertrain Systems Corporation ("PTS"), Borg-Warner Automotive Turbo Systems Corporation ("Turbo"), Borg-Warner Automotive Fuel Systems Corporation ("Fuel" and collectively with DTP, AFS, TEC, ATS, PTS and Turbo, the "Subordinated Creditors"), BWA Receivables Corporation (the "Borrower"), and ABN AMRO Bank N.V., as agent for the Lenders (as defined below) (in such capacity, the "Agent"), for the benefit of the Agent and the Lenders (the Agent and the Lenders being collectively referred to herein as the "Senior Creditors"."

Section 6. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

(a) Each of the parties hereto shall have accepted this Amendment in the spaces provided for that purpose below.

(b)  The Agent shall have received in form and substance satisfactory to the
Agent:
(i) Revolving Subordinated Promissory Notes executed by the Borrower in favor of each New Originator;

     (ii) Originals of proper UCC-1 financing statements executed by each New Originator;

     (iii) Copies of the resolutions of the board of directors of each of the New Originators, certified by its secretary or any assistant secretary, approving each of the Transaction Documents to which it is (or is stated to be) a party.

     (iv) A Certificate of incorporation of each of the New Originators certified by the Secretary of State of its state of incorporation.

     (v) Good standing certificates for each of the New Originators issued by the Secretaries of State of each jurisdiction where it has material operations.

     (vi) A certificate of the secretary or any assistant secretary of each of the New Originators certifying (i) the names and signatures of the officers authorized on its behalf to execute each Transaction Document to which it is (or is stated to be) a party and (ii) a copy of its by-laws.

     (vii) Favorable opinions of counsel to each of the New Originators in substantially the form of Exhibit I to the Loan Agreement, and as to such other matters as the Agent may reasonably request.

     (viii) All other legal matters incident to the execution and delivery hereof and to the transactions contemplated hereby shall be satisfactory to the Agent.

Section 7. Each Amended Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other Transaction Documents and all other documents executed in connection therewith, are in all respects ratified and confirmed. From and after the date hereof, each Amended Agreement shall be amended and supplemented as herein provided, and, except as so amended and supplemented, each Amended Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect.

Section 8. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.

Section 9. This Amendment shall be governed and construed in accordance with the internal laws of the State of Illinois.
[Signature Pages to Follow]

In Witness Whereof, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ABN AMRO Bank N.V., as the Agent, as a Bank and as the Program LOC Provider

By:
Title:

By:
Title:

Windmill Funding Corporation

By:
Title:

BWA Receivables Corporation

By:
Title:

Borg-Warner Automotive, Inc.

By:
Title:


Borg-Warner Automotive Diversified Transmission Products Corporation

By:
Title:

Borg-Warner Automotive Air/Fluid Systems Corporation

By:
Title:


Borg-Warner Automotive Morse TEC Corporation

By
Title:


Borg-Warner Automotive Automatic Transmission Systems Corporation

By:
Title:


Borg-Warner Automotive Powertrain Systems Corporation

By:
Title:

By its execution below, each of the undersigned hereby elects to become
(i) a Seller under the Purchase Agreement, (ii) an Indemnifier under the Indemnity Agreement, (iii) an Originator and a Guarantor under the Guaranty and
(iv) a Subordinated Creditor under the Subordination Agreement. Upon the effectiveness of this Agreement, each of the undersigned shall have all the rights and obligations under each relevant Transaction Document as held by each of the other Originators prior to giving effect this Amendment.

Borg-Warner Automotive Turbo Systems Corporation

By:
Title:

Address:

Attention:
Telephone:
Telecopy:


Borg-Warner Automotive Fuel Systems Corporation



By:
Title:
Address:

Attention:
Telephone:
Telecopy:

Annex I
Exhibit C
To
Receivables Loan Agreement
Lockboxes and Lockbox Banks

Exhibit G
To
Receivables Loan Agreement
Addresses of Borrower And Originator

Exhibit H
to
Receivables Loan Agreement

Borrower's and Borg-Warner Entities' Corporate Names; Trade Names; Assumed Names



1.)  Borg-Warner Automotive, Inc.
2.)  Borg-Warner Automotive Powertrain Systems Corporation
     -Borg-Warner Powertrain Assemblies
3.) Borg-Warner Automotive Diversified Transmission Products Corporation -Borg-Warner Powertrain Assemblies
4.)  Borg-Warner Automotive Air/Fluid Systems Corporation
     Borg-Warner Automotive Electronic & Mechanical Systems Corporation -Borg-Warner Control Systems

5.)  Borg-Warner Automotive Morse TEC Corporation
     -Borg-Warner Automotive Transmission & Engine Components Corporation -Morse Chain Systems

6.) Borg-Warner Automotive Automatic Transmission Systems Corporation -Borg-Warner Automotive Transmission & Engine Components Corporation -Borg-Warner Automotive Automatic Transmission Systems (ATS)
     -Borg & Beck

7.)  BWA Receivables Corporation

8.)  Borg-Warner Automotive Turbo Systems Corporation

9.)  Borg-Warner Automotive Fuel Systems Corporation

Schedule I
To
Receivables Loan Agreement
Banks and Bank Commitments

Name of Bank   Bank Commitment

ABN AMRO Bank N.V.  $137,700,000

Annex II
Exhibit D
To
Receivables Purchase Agreement
List of Principal Places  of Business and Location of Records

Exhibit E
to
Receivables Purchase Agreement

Corporate Names; Trade Names; Assumed Names; Assumed Names


1.)  Borg-Warner Automotive, Inc.
2.)  Borg-Warner Automotive Powertrain Systems Corporation
     -Borg-Warner Powertrain Assemblies
3.) Borg-Warner Automotive Diversified Transmission Products Corporation -Borg-Warner Powertrain Assemblies
4.)  Borg-Warner Automotive Air/Fluid Systems Corporation
     Borg-Warner Automotive Electronic & Mechanical Systems Corporation -Borg-Warner Control Systems

5.)  Borg-Warner Automotive Morse TEC Corporation
     -Borg-Warner Automotive Transmission & Engine Components Corporation -Morse Chain Systems

6.) Borg-Warner Automotive Automatic Transmission Systems Corporation -Borg-Warner Automotive Transmission & Engine Components Corporation -Borg-Warner Automotive Automatic Transmission Systems (ATS)
     -Borg & Beck

7.)  Borg-Warner Automotive Turbo Systems Corporation

8.)  Borg-Warner Automotive Fuel Systems Corporation